Exhibit 99.3

Advances in Precision Medicine: Update on the Phase 1 ARROW trial of BLU-667 in RET-altered cancers 2018 AACR Annual Meeting April 15, 2018

Forward-looking statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the development of avapritinib, BLU-554, BLU-667 and BLU-782 and the ability of Blueprint Medicines Corporation (the “Company”) to implement those clinical development plans; the potential benefits of the Company’s current and future drug candidates in treating patients; plans and timelines for regulatory submissions, filings or discussions; plans and timelines for the development and commercialization of companion diagnostics for the Company’s current or future drug candidates; expectations regarding potential milestones; and the Company’s strategy, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of the Company's drug candidates, including avapritinib, BLU-554, BLU-667 and BLU-782; the Company's advancement of multiple early-stage efforts; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company's ability to develop and commercialize companion diagnostic tests for its current and future drug candidates, including companion diagnostic tests for BLU-554 for FGFR4-driven HCC, avapritinib for PDGFRα D842V-driven GIST and BLU-667 for RET-driven non-small cell lung cancer; and the success of the Company's cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission (“SEC”) on February 21, 2018, and any other filings the Company has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. 2

Agenda Welcome Jeff Albers Chief Executive Officer, Blueprint Medicines ARROW trial results Vivek Subbiah, M.D. Assistant Professor, Department of Investigational Cancer Therapeutics, Division of Cancer Medicine, MD Anderson Cancer Center BLU-667 program vision Ben Wolf, M.D., Ph.D. Vice President Clinical Development, Blueprint Medicines Question and answers All Closing remarks Jeff Albers Chief Executive Officer, Blueprint Medicines 3

A new way of looking at kinase medicines Highly selective kinase medicines offer potential for improved potency, less off-target activity and increased probability of clinical success Kinome illustrations reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. SELECTIVE AVAPRITINIB NON-SELECTIVE MIDOSTAURIN SUNITINIB 4

Realizing our vision for Blueprint Medicines

DRUG CANDIDATE (TARGET)	DISCOVERY	PRECLINICAL	PHASE 1-2	PIVOTAL	COMMERCIAL RIGHTS
avapritinib (KIT & PDGFRα)	Phase 1 NAVIGATOR – Advanced PDGFRα-driven GIST				
	Phase 1 NAVIGATOR – Advanced 3L+ (KIT-driven) GIST				
	Phase 1 NAVIGATOR – 2L (KIT-driven) GIST				
	Phase 3 VOYAGER – Advanced 3L GIST (planned 1H 2018)				
	Phase 1 EXPLORER – Advanced systemic mastocytosis (SM)				
	Phase 2 – Advanced systemic mastocytosis (planned 1H 2018)				
	Phase 2 – Indolent and smoldering systemic mastocytosis (planned 2H 2018)				
BLU-554 (FGFR4)	Phase 1 – Advanced hepatocellular carcinoma				
BLU-667 (RET)	Phase 1 ARROW – Advanced NSCLC, thyroid and other cancers[1]				
BLU-782 (ALK2)	Fibrodysplasia ossificans progressiva				
2 undisclosed kinase targets					
Immunokinase targets	Up to 5 cancer immunotherapy programs; development stage undisclosed[2]				Roche

2L, second-line; 3L, third-line; GIST, gastrointestinal stromal tumors; NSCLC, non-small cell lung cancer; SM, systemic mastocytosis.

[1] Phase 1 trial includes a basket cohort that consists of other advanced solid tumors with RET alterations.

[2] Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to three programs and ex-U.S. commercialization rights for up to two programs.

5

The power and reproducibility of our scientific platform 6 Avapritinib Gastrointestinal stromal tumors Systemic mastocytosis BLU-554 Hepatocellular carcinoma BLU-667 Non-small cell lung cancer Medullary thyroid cancer Other solid tumors Internally designed and wholly owned therapeutic candidates with rapid clinical proof-of-concept KIT/PDGFRA mutations Activated FGFR4 pathway RET alterations Kinome illustrations reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

Initial clinical data provide clear proof-of-concept, supporting further development Expedited development through effective patient identification Drug candidate designed via direct hit from Blueprint Medicines proprietary library Discovery profile focused on selective targeting of RET alterations including resistant mutants BLU-667 is a model Blueprint Medicines program BLU-667 Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 7

ARROW trial results Vivek Subbiah, M.D. MD Anderson Cancer Center

9 Highly potent and selective RET inhibitor, BLU-667, achieves proof of convert in ARROW, a phase 1 study of advanced, RET-altered solid tumors Vivek Subbiah1, Matthew Taylor2, Jessica Lin3, Mimi Hu1, Sai-Hong Ignatius Ou4, Marcia S. Brose5, Elena Garralda6, Corinne Clifford7, Michael Palmer7. Meera Tugnait7, Erica Evans7, Hongliang Shi7, Beni Wolf7, and Justin Gainor3 1Department of Investigational Cancer Therapeutics, The University of Texas MD Anderson Cancer Center, Houston, United States; 2The Knight Cancer Institute, Oregon Health & Science University, Portland, United States; 3Department of Medicine, Massachusetts General Hospital, Boston, United States; 4Chao Family Comprehensive Cancer Center, University of California Irvine Medical Center, United States; 5Abramson Cancer Center, University Of Pennsylvania, Philadelphia, United States; 6Vall d’Hebron Institute of Oncology, Vall d’Hebron University Hospital, Barcelona, Spain; 7Blueprint Medicines Corporation, Cambridge, Unites States; American Association for Cancer Research’ Annual Meeting 2018 CHICAGO NCT03037385 APRIL 14-18 Blueprint Medicines Corporation

Disclosures

I have the following financial relationships to disclose:

Grant/Research support from:

- **Blueprint Medicines Corporation**
- Novartis International AG
- Bayer AG
- GlaxoSmithKline plc
- NanoCarrier Co. Ltd
- Vegenics Pty Ltd
- Northwest Biotherapeutics
- Boston Biomedical Inc
- Berg
- Incyte Corporation
- Fujifilm Holdings Corporation
- PharmaMar
- D3
- Pfizer Inc
- MultiVir Inc
- Amgen Inc
- AbbVie Inc
- Loxo Oncology
- F. Hoffmann-La Roche AG / Genentech Inc
- National Comprehensive Cancer Network
- National Cancer Institute-Cancer Therapy Evaluation Program

BLU-667 is an investigational agent discovered and currently in development by Blueprint Medicines Corporation (Blueprint Medicines)

10

Receptor tyrosine kinase, REarranged during Transfection (RET) Organ development and tissue homeostasis RET Receptor Tyrosine Kinase GDNF ligand GFRα1 TK1 TK2 RAS/RAF/MEK/ERK Normal RET signaling 11

Receptor tyrosine kinase, REarranged during Transfection (RET) Activating RET mutations* C620/C634 Dimeric RET fusions KIF5B-, CCDC6-,NCOA4, TRIM-33- and more partners V804L/M M918T RET Proto-oncogene GDNF ligand GFRα1 TK1 TK2 Oncogenic RET signaling Normal RET signaling Tumorigenesis RAS/RAF/MEK/ERK 12 Organ development and tissue homeostasis

RET is a rare driver of multiple, diverse tumor types[1,2]



Esophageal cancer
Breast cancer
Melanoma
Other tumor types
≤1% *RET*-altered
Colorectal cancer
Leukemia
Medullary thyroid cancer
>60% *RET*-mutations
Papillary thyroid cancer
~10% *RET*-fusions
Non-small cell lung cancer
~1-2% *RET*-fusions

1. Drilon A et al. *Nat Rev Clin Oncol.* 2018;15:151-67 2.Kato S, et al. *Clin Cancer Res* 2017;23:1988-1997.

13

Patients with *RET*-alterations have not benefited from precision oncology

Precision oncology


Non-small cell lung cancer
EGFR mutation
ALK-fusion
ROS-fusion
Selective RTK inhibitors1
↑Activity and ↓off-target toxicity

Typical ORR >60%
Typical PFS >9 months
Favorable tolerability

MKI, multikinase inhibitors; MTC, medullary thyroid cancer; NSCLC, non-small cell lung cancer; ORR, overall response rate; PFS, progression-free survival; RTK, receptor tyrosine kinase

1. Herbst RS et al. *Nature* 2018; 553:446-54; 2. Drilon A et al. *Nat Rev Clin Oncol.* 2018;15:151-67.

14

Patients with *RET*-alterations have not benefited from precision oncology

Precision oncology

Non-small cell lung cancer

EGFR mutation | ALK-fusion | ROS-fusion

Selective RTK inhibitors[1]
↑Activity and ↓off-target toxicity

Typical ORR >60%
Typical PFS >9 months
Favorable tolerability

Current "non-targeted" paradigms for *RET*

NSCLC — RET- fusion
Chemotherapy
Immunotherapy
Multikinase inhibitors

MTC — RET-mutation
Multikinase inhibitors

Refractory solid tumor — RET- fusion
No standard of care

Multikinase Inhibitors[2]
↓Activity and ↑off-target toxicity

NSCLC
Typical ORR <30 %
Typical PFS ~4.6 – 7.3 months

MTC
Typical ORR 25-45%
Typical PFS ~11-30 months

MKI have frequent dose reduction/interruption for treatment related toxicity

MKI, multikinase inhibitors; MTC, medullary thyroid cancer; NSCLC, non-small cell lung cancer; ORR, overall response rate; PFS, progression-free survival; RTK, receptor tyrosine kinase

1. Herbst RS et al. *Nature* 2018; 553:446-54; 2. Drilon A et al. *Nat Rev Clin Oncol.* 2018;15:151-67.

15

BLU-667 was designed to treat RET-altered cancers

Subnanomolar potency[1]

Variant	Biochemical IC_{50} (nM)
RET wildtype	0.4
RET V804L	0.3
RET V804M	0.4
RET M918T	0.4
CCDC6-RET	0.4

More Potent than MKI



Less Active than BLU-667
More Active than BLU-667
WT RET
RET V804L
RET V804M
RET M918T
CCDC6 RET
VEGFR-2
RXDX-105
Vandetanib
Cabozantinib
0.0001×
0.01×
1×
100×
IC50 BLU-667/IC50 compound

Kinome selectivity for RET



1. Subbiah V et al. *Cancer Discovery* April 15 2018.

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (CSTI) (www.cellsignal.com). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content

16

17 BLU-667 potently inhibits RET-driven tumor growth Potent Pathway inhibition KIF5B-RET NSCLC patient-derived xenograft1 Vehicle 3 mg/kg BID 10 mg/kg BID 30 mg/kg BID 60 mg/kg QD RET ERK DUSP6 / SPRY4 MEK BID, two times per day; QD, once daily 1. Subbiah V et al. Cancer Discovery April 15 2018. 0 250 500 750 1000 1250 1500 1750 2000 2250 0 5 10 15 20 25 30 Tumor volume (mm 3 ) Days after start of treatment -100 -80 -60 -40 -20 0 Percentage reduction in DUSP6/SPRY4 vs vehicle

MTD Tablets will go to US first 18 BLU-667 ARROW first-in-human study BOIN, Bayesian optimal interval; MTD, maximum tolerated dose Part 1: Dose escalation – completed Part 2: Dose expansion – enrolling NSCLC No prior kinase inhibitor NSCLC Failed prior kinase inhibitor Medullary Thyroid Cancer Key objectives MTD, safety, pharmacokinetics, pharmacodynamics, anti-tumor activity Advanced RET-altered solid tumors BOIN design BLU-667 orally QD continuous Opened March 2017 Other RET-altered solid tumors NCT03037385

Demography and baseline characteristics ECOG PS, Eastern Cooperative Oncology Group performance score Parameter (N=53) Age, years; median (range) 56 (19-83) Sex, male; n (%) 30 (57) ECOG PS; n (%) 0 1 21 (40) 32 (60) Metastatic disease; n (%) 50 (94) Tumor type; n (%) RET-alteration Medullary thyroid cancer Non-small cell lung cancer Papillary thyroid cancer Retroperitoneal Paraganglioma Non-RET altered solid tumor 51 (96) 29 (55) 19 (36) 2 (4) 1 (2) 2 (4) Parameter (N=53) Prior systemic therapy; n (%) Multikinase inhibitor; n (%) Chemotherapy; n (%) Immunotherapy; n (%) # of lines, median (range) 41 (77) 27 (51) 19 (36) 18 (34) 1 (0-8) 19 Data cut-off: April 6, 2018

Diverse RET genotypes enrolled Papillary thyroid cancer N=2 CCDC6-RET 100% Paraganglioma N=1 RET R77H RET Mutations RET Fusions Non-small cell lung cancer N=19 Medullary thyroid cancer N=29 20 Data cut-off: April 6, 2018 KIF5B 63% CCDC6 21% RET FISH+ 11% KIAA 1468 - 5% M918T 72% C634R 7% V804M 4% Multiple 7% Other RET 10%

Dose escalation results ALT, alanine aminotransferase Dose (mg QD) # Evaluable (N=49) Dose limiting toxicity 30 1 None 60 6 None 100 5 Alanine transaminase increased (1) 200 12 None 300 11 Tumor lysis syndrome (1) Hypertension (1) 400 10 Asthenia (1) Hypertension (1) 600 4 Hyponatremia (1) Hypertension (1) 1 unrelated death 8 Progressive Disease 1 non-compliance 1 unrelated AE 1 related AE (↑ALT) 53 41 Maximum Tolerated Dose – 400 mg QD 41 of 53 patients remain on treatment (median 3.9 months [range: 0.3–11.5]) 21 Data cut-off: April 6, 2018

22 Dose-dependent exposure and RET pathway inhibition Tumor Pharmacodynamics Steady-state Pharmacokinetics Plasma IC90 Brain IC90 30 mg QD 60 mg QD 100 mg QD 200 mg QD 300 mg QD 400 mg QD 600 mg QD RET ERK DUSP6 / SPRY4 MEK 1 10 100 1000 10000 0 5 10 15 20 25 BLU - 667 mean plasma concentration (ng/mL) Time (h)

Dose-dependent decline in MTC tumor markers 60 mg QD 100 mg QD 200 mg QD 300 mg QD Data cut-off: April 6, 2018 23 -100 -75 -50 -25 0 25 200 200 60 300 100 200 300 200 300 300 % reduction in CD21 Carcinoembryonic antigen (CEA) -100 -75 -50 -25 0 25 60 300 200 100 60 200 100 200 300 300 % reduction in CD21 Calcitonin

Potent activity against highly invasive RET-mutant MTC 27-year-old male; RET L629-D361 Del; initiated at 60 mg; ongoing at 400 mg with confirmed PR Baseline Month 4 60 mg 100 mg 190 mg 200 mg 300 mg BLU-667 dose 0 1 2 3 4 5 6 7 8 9 10 Month 24 -50% -40% -30% -20% -10% 0% 10% 0% 20% 40% 60% 80% 100% 120% 0 30 60 90 120 150 180 210 240 270 300 Reduction in Tumor (%) Serum Marker (% Baseline) Calcitonin CEA Tumor

Potent activity against KIF5B-RET NSCLC – post chemotherapy FISH Breakpoint FUSION KIF5B 10p11.22 RET 10q11.21 KIF5B Exons 1-15 Chr10:32315000 RET Exons 12-20 Chr10:43610000 Baseline Month 4 37-year-old female; ongoing at 400 mg with confirmed PR. 300 mg BLU-667 dose 200 mg 0 1 2 3 4 5 6 7 8 9 Month Subbiah V et al. Cancer Discovery April 15 2018. 25 -40% -30% -20% -10% 0% 0% 20% 40% 60% 80% 100% 0 30 60 90 120 150 180 210 240 270 300 Reduction in Tumor ct DNA (% Baseline) TP53 ctDNA KIF5B ctDNA Tumor

Potent activity against KIF5B-RET NSCLC – post-vandetinib+everolimus 74-year-old male; initiated at 300 mg; ongoing at 400 mg; PR at month 5 pending confirmation Baseline First Assessment (Month 2) Subbiah V et al. Cancer Discovery April 15 2018. 26

Activity against KIF5B-RET NSCLC brain metastases 69-year-old male; initiated at 400 mg; ongoing at month 4 Baseline First assessment (Month 2) 27 Images courtesy of Drs of Gainor, J and Lin, J of MGH

BLU-667 has broad anti-tumor activity against RET-altered cancers C, prior chemotherapy; CR, complete response; I, prior immunotherapy; M, prior MKI therapy; MKI, multikinase inhibitor; PD, progressive disease; PR, partial response; SD, stable disease 28 PD SD PR Best Response Evaluable Patients (N=40) n, (%) CR* 1 (3) PR** 17 (43) SD 20 (50) PD 2 (5) MIC M M MIC M MIC MIC MI M M IC MC M M M M M IC MIC I M I MI IC C KIF5B KIF5B M918T M918T C634R V804M KIF5B M918T M918T CCDC6 M918T MEN2B RET FISH+ M918T M918T CCDC6 M918T M918T V388A/C634R M918T M918T L629-D681 Del KIF5B CCDC6 RET In/Del M918T E632_I638 Del KIF5B M918T M918T CCDC6 CCDC6 KIAA1468 M918T M918T KIF5B KIF5B M918T MIC MC * confirmed ** 10 confirmed, 7 pending confirmation Data cut-off: April 6, 2018 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 Maximum Reduction from Baseline (%) Non-small cell lung cancer Medullary thyroid cancer Papillary thyroid cancer

BLU-667 has durable activity and high response rate in RET-altered NSCLC prior therapy M IC I MC C IC IC IC MC MIC MIC MIC C MIC I C MIC KIF5B KIAA1468 CCDC6 RET FISH+ Best Response Evaluable patients (N=14); n (%) CR PR* SD PD 0 7(50) 5 (36) 2(14) * Confirmed, 2 pending confirmationTreatment duration: Median 3.9 months Range 0.4-11.4 months 13/19 (68%) on treatment 1 29 57 85 113 141 169 169 197 225 253 281 309 337 365 Treatment Duration (days) Data cut-off. April 6, 2018 29

BLU-667 has durable activity and high response rate in RET-altered MTC Prior Therapy M M MC M MIC M M M I MI M M M M MI M I MI L629-D361 Del V388A/C634R C634R RET In/Del M918T E632_1638 Del Other RET V804M Best Rresponse Evaluable Patients; (N=25) N (%) CR*PR**SD PD 1 (4) 9(36) 15(60) 0 *confirmed,**5 confirmed,4 pending confirmation treatment duration: Median 4.7 months range 0.5-11.5 months 25/29 (86%) on treatment 1 29 57 85 113 141 169 197 225 253 281 309 337 365 treatment Duration (days) Data cut-off. April 6, 2018 30

BLU-667 is well tolerated AE, adverse event; ALP, alkaline phosphatase; ALT, analine aminotransferase; AST, aspartate aminotransferase; CTCAE, common terminology criteria for adverse events Treatment-emergent Adverse Events ≥10% per CTCAE (30-400 mg Safety Population, N=49) Most adverse events were Grade 1 No Grade 4/5 treatment-related AEs 8 (16%) patients had Grade 3 treatment-related AE Adverse event, n (%) Grade 1 Grade 2 Grade 3 Grade 4/5 Constipation 10 (20) 2 (4) 0 0 ALT increased 10 (20) 0 1 (2) 0 AST increased 8 (16) 2 (4) 0 0 Hypertension 2 (4) 2 (4) 4 (8) 0 Fatigue 5 (10) 1 (2) 1 (2) 0 Edema peripheral 6 (12) 1 (2) 0 0 Diarrhea 4 (8) 1 (2) 1 (2) 0 Blood creatinine increased 6 (12) 0 0 0 Hyperphosphatemia 4 (8) 2 (4) 0 0 Headache 5 (10) 1 (2) 0 0 Leukopenia 5 (10) 0 0 0 Neutropenia 2 (4) 1 (2) 2 (4) 0 White blood cell decreased 2 (4) 2 (4) 1 (2) 0 Insomnia 5 (10) 0 0 0 Cough 3 (6) 2 (4) 0 0 31 Data cut-off: April 6, 2018

BLU-667 delivers: Potent RET pathway inhibition with favorable tolerability Broad anti-tumor activity regardless of RET genotype, indication and prior therapy High preliminary response rates and durable activity ORR: RET-fusion NSCLC 50% ORR: RET-mutant MTC 40% ORR: RET-fusions and mutations (NSCLC, MTC and PTC) 45% 41 of 51 RET-altered patients remain on treatment ARROW dose escalation data validate BLU-667 as a promising precision therapy for RET-altered cancers ARROW dose expansion is open and enrolling globally BLU-667 manuscript published today in Cancer Discovery Foundational preclinical work and clinical translation Conclusions Data cut-off: April 6, 2018 32

We thank the participating patients, their families, all study co-investigators, and research co-ordinators at the following institutions: Department of Investigational Cancer Therapeutics, The University of Texas MD Anderson Cancer Center, Houston, United States The Knight Cancer Institute Oregon Health & Science University Portland, United States Department of Medicine, Massachusetts General Hospital Cancer Center, Boston, United States Chao Family Comprehensive Cancer Center University of California Irvine Medical Center, United States Abramson Cancer Center, University Of Pennsylvania, United States Vall d’Hebron Institute of Oncology Vall d’Hebron University Hospital, Barcelona, Spain Acknowledgements 33

BLU-667 program vision Ben Wolf, M.D., Ph.D. VP of Clinical Development

Strategy to rapidly bring transformative kinase medicines to patients Genomic driver of disease Highly selective kinase medicine Selected patient population Rapid clinical proof-of-concept Early go/no-go decisions Expedited development & regulatory approval Clear commercial value proposition TARGET OUTCOMES Proprietary library of kinome-annotated compounds 35 Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

Realizing the promise: five compelling proof-of-concept datasets avapritinib




3L+ KIT-driven GIST
Max reduction in target tumors


PDGFRα D842-driven GIST
Max reduction in target tumors


Advanced Systemic Mastocytosis
Max reduction in serum tryptase

BLU-554




FGFR4-activated HCC
Max reduction in target tumors

BLU-667




RET-altered Solid Tumors
Max reduction in target tumors

blueprint MEDICINES

Avapritinib GIST data presented at November 2017 CTOS Annual Meeting. Data cutoff: October 11, 2017; Avapritinib systemic mastocytosis data presented at December 2017 ASH Annual Meeting. Data cutoff: October 4, 2017; BLU-554 data presented at September 2017 ESMO Congress. Data cutoff: August 18, 2017; BLU-667 data presented at April 2018 AACR Annual Meeting. Data cutoff: April 6, 2018. Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content; HCC, hepatocellular carcinoma; 3L+, third-line or later treatment.

36

Significant opportunity for selective RET inhibitor, anchored by NSCLC

	RET opportunity in major geographies[1]	Regulatory precedent
Non-small cell lung cancer	~10,000 patients[2]	Single-arm trial *EGFR and ALK inhibitors*
Medullary thyroid cancer	~800 patients[2]	Randomized controlled trial *Vandetinib and cabozantinib (first-line)*
Tumor agnostic	Under evaluation *Frequency of RET alterations vary across multiple solid tumors: papillary thyroid, colorectal, breast, melanoma, esophageal and others*	Emerging precedent *Pembrolizumab (MSI-H or dMMR cancers)*

[1] Major geographies include United States, France, Germany, Italy, Spain, the United Kingdom and Japan.
[2] Epidemiology based on estimated incidence for NSCLC and estimated prevalence for MTC.

37

Expansion portion of ARROW trial initiated and enrolling globally Dose escalation RET-altered solid tumors RET-altered NSCLC with prior TKI Other RET-altered solid tumors Part 1 complete RET-altered NSCLC with no prior TKI Part 2 enrolling Medullary thyroid cancer MTD 400 mg QD Key Part 2 objectives: evaluate efficacy (ORR and DOR) and safety at the MTD DOR, duration of response; MTD, maximum tolerated dose; ORR, overall response rate; TKI, tyrosine kinase inhibitor 38

Promising early clinical activity supports rapid development of BLU-667 Identify MTD and disclose proof-of-concept data Initiate global expansion Increase target enrollment for expansion Initiate interactions with regulatory authorities on potential registration path Disclose updated data from expansion Complete Planned Pending additional data 39 Publish foundational preclinical dataset and translational clinical cases in Cancer Discovery

Questions & Answers

Closing Remarks Jeff Albers Chief Executive Officer

Complete enrollment of registration-enabling trial in PDGFRα-driven GIST by mid-2018 Engage global regulatory authorities on potential registration pathways in GIST and SM in 1H 2018 Initiate registration-enabling trials in 3L GIST and advanced SM in 1H 2018 Initiate Phase 2 trial in indolent and smoldering SM in 2H 2018 Present updated Phase 1 data across multiple GIST and SM patient populations in 2018 Upcoming anticipated milestones 42 Avapritinib Present data from Phase 1 trial of BLU-667 in RET-altered cancers and initiate expansion in 1H 2018 Initiate TKI-naïve cohort in Phase 1 trial of BLU-554 in HCC in 1Q 2018 Present data from expansion and TKI-naïve cohort of BLU-554 in HCC in 2H 2018 Portfolio Initiate IND-enabling studies for BLU-782 in fibrodysplasia ossificans progressiva (FOP) in 1H 2018 Present preclinical data supporting development of BLU-782 in FOP in 2018 Nominate at least 2 additional discovery programs in 2018 Research

Realizing our vision for Blueprint Medicines * Includes up to 5 programs under the cancer immunotherapy collaboration with Roche. 2014 – 2015 STRATEGY LIBRARY TEAM 3 CLINICAL CANDIDATES WITH PROOF-OF-CONCEPT 2016 – 2017 CLINICAL CANDIDATES 4 TUMOR AGNOSTIC CLINICAL TRIALS 2 TUMOR TYPES & RARE DISEASES 6+ 2018 – 2019 Deliver transformational genomically targeted medicines to patients RESEARCH PROGRAMS* ~9 43

Thank you